Prepared by, Record and Return To:

Andrew Kaplan, Esquire

Fox Rothschild, LLP

997 Lenox Drive, Building #3

Lawrenceville, New Jersey 08648

Parcel Id Nos.: A1, A1B, A1F, A1F1, A1F2, and A1F3

MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT ("Mortgage") is made on September 28, 2007, between DIRT MOTOR SPORTS, INC. d/b/a WORLD RACING GROUP, INC., with an address of 7575 West Winds Boulevard, Suite D, Concord, North Carolina 28027 (the "Mortgagor") and _____________________________, with an address of ____________________________________ (collectively, the "Mortgagee").

WHEREAS, Mortgagor has borrowed certain funds from the Mortgagee pursuant to the Note Purchase Agreement dated as of the date hereof (the "Note Purchase Agreement"; capitalized terms used herein and not defined herein have the meanings set forth in the Note Purchase Agreement) as evidenced by the Notes in the aggregate principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) (collectively, the "Loan") upon such terms and conditions as therein provided;

WHEREAS, Mortgagor and Mortgagee agree and acknowledge that the total value of the Mortgaged Property (as hereinafter defined) is equal to 3,000,000 and that the amount secured by this Mortgage is hereby limited to said amount.

The Mortgagor has agreed to enter into this mortgage (the "Mortgage") to grant to Mortgagee a mortgage lien on and security interest in and to the Mortgaged Property (as hereinafter defined) as security for the payment and performance of all Obligations (as hereinafter defined) of the Mortgagor to the Mortgagee hereunder and under the Note Purchase Agreement, the Notes and the other Transaction Documents (collectively, the "Loan Documents"), and intending to be legally bound, Mortgagor does hereby grant, sell, bargain, mortgage, assign, transfer, pledge and convey to the Mortgagee, and does hereby grant a security interest (the "Security Interest") to the Mortgagee in Mortgagor's right, title, and interest in and to the following described property, whether now owned or hereafter acquired (collectively, the "Mortgaged Property"):

a. all of the tract or parcel of land and premises known described in Exhibit "A" attached hereto and made a part of hereof ;

b. all improvements, material, property rights and interests including but not limited to:

i. all buildings and other improvements now or hereafter located on the Mortgaged Property (the "Improvements");

ii. all streets, lanes, alleys, passages, ways, water courses, easements and appurtenances whatsoever thereunto belonging in or in any way made appurtenant hereafter, and the reversions and remainder, with respect thereto;

iii. all present and future fixtures attached or to be attached to the Mortgaged Property;

iv. all building materials, building machinery and building equipment delivered on site to the Mortgaged Property during the course of, or in connection with, the construction of, or reconstruction of, or remodeling of any building and improvements from time to time during the term of this Mortgage;

v. all awards or payments, including interest thereon, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property, including without limitation, all awards or payments of estimated compensation, all damages to the Premises or Improvements resulting from any taking, all machinery and equipment dislocation expenses, all settlement amounts and apportionment of taxes;

vi. all insurance policies covering the Mortgaged Property and all proceeds of any unearned premiums on any such insurance policies including, without limitation, the right to receive and apply the proceeds of any insurance judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

vii. all future leases and other agreements affecting the use and occupancy of the Mortgaged Property now or hereafter entered into, and all licenses, permits and agreements with or from all boards, public utilities, agencies, departments, governmental or otherwise, relating to or affecting the Mortgaged Property or the use and occupancy thereof, whether heretofore or hereafter issued or executed;

viii. all income, rents, issues, profits, revenues, royalties, proceeds, credits, deposits and options arising out of, under or relating to the use and operation of the Mortgaged Property and all leases, chattels real, subleases, subtenancies, occupancy agreements, licenses or concessions affecting the Mortgaged Property, including, without limitation, the right, power and authority given to and conferred upon Mortgagor under any assignment of leases to collect and apply such income, rents, issues, profits and proceeds;

ix. all general intangibles arising from, used or held in connection with, or relating to the Mortgaged Property or the ownership, use, occupancy, enjoyment, operation, management, development or improvement thereof, including, without limitation, all governmental permits relating to construction, all subdivision maps and applications therefor, all subdivision public reports and applications therefor, all architectural and engineering drawings, plans and specifications, soil tests, feasibility studies, engineering reports, environmental, building and other permits, certificates of occupancy, construction, management and other contracts, franchises, licenses and all names under or by which the Mortgaged Property or any present or future improvements on the Mortgaged Property may at any time be operated or known, and all rights to carry on business under any such names, or any variant thereof, and all trademarks and goodwill in any way relating to the Mortgaged Property.

TOGETHER WITH all substitutions therefore, all additions (including without limitation all cash and dividends and other distributions and all rights, privileges and options relating to, declared or granted in connection with property) and all proceeds thereof and products of each of the foregoing in any form whatsoever.

HABENDUM CLAUSE

TO HAVE AND TO HOLD all of the Mortgaged Property unto Mortgagee and its successors and assigns, forever, upon the terms and conditions herein set forth.

AND IT IS AGREED AND UNDERSTOOD that until an Event of Default, (as such term is defined herein), shall have occurred and the Required Mortgagees (as hereinafter defined) have elected to foreclose as detailed herein, Mortgagor may retain possession of the Mortgaged Property.

COVENANTS, REPRESENTATIONS AND WARRANTIES

IT IS HEREBY COVENANTED by the parties hereto that the Mortgaged Property is to be held and applied subject to the further terms herein set forth; and Mortgagor, for itself and its successors and assigns, hereby covenants, agrees, represents and warrants with and to Mortgagee as follows:

1. Title to Mortgaged Property. Mortgagor represents, warrants, covenants and agrees Mortgagor shall at all times remain the legal and beneficial owner of good and marketable indefeasible title in fee simple absolute to all of the Mortgaged Property.; Mortgagor has full power and authority to grant the Mortgaged Property as provided in this Mortgage and will forever warrant and defend its grant made herein against any and all claims and demands whatsoever, except as specifically provided in this Mortgage.

2. Definition of Obligations. This Mortgage secures the payment and performance of the following indebtedness, liabilities and obligations (collectively referred to herein as the "Obligations"):

a. the Obligations of the Mortgagor set forth in the Note Purchase Agreement, the Notes and the other Transaction Documents; and

b. all other sums due or to become due under the Notes and this Mortgage including all extensions, renewals, modifications or reamortizations of the debt evidenced by the Notes, all increases or additions to such debt, and all other debts, obligations and liabilities of every kind and character of Mortgagor now or hereafter existing in favor of Mortgagee whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Mortgagee or to a third party and subsequently acquired by Mortgagee.

3. Responsibility and Preservation of Mortgaged Property; Compliance with Laws. Mortgagor assumes all liability and responsibility in connection with all Mortgaged Property acquired by Mortgagor and the obligation of Mortgagor to pay all Obligations shall in no way be affected or diminished by reason of the fact that any such Mortgaged Property may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to Mortgagor. Mortgagor shall keep the Mortgaged Property protected and in good order, condition and repair at all times and shall not: (a) commit, permit or suffer any waste, damage, disfigurement or injury to or upon the Mortgaged Property or any portion thereof; or (b) demolish, destroy, or remove any buildings, fixtures, structures or improvements thereafter erected on or annexed or affixed to the Mortgaged Property. Mortgagor further agrees and covenants to comply with and perform at its own expense any and all present or future, ordinary or extraordinary, foreseen or unforeseen laws, regulations, ordinances or requirements concerning the Mortgaged Property or any portion thereof, or the use thereof, or the streets adjacent thereto, of the federal, state or municipal governments, or of any departments, subdivisions, bureaus or offices thereof, or of any governmental, public or quasi-public authorities now created or hereafter created or of the National Board of Fire Underwriters, any local Board of Fire Underwriters, or other body having similar functions, or of any liability, fire or other insurance company having policies outstanding with respect to the Mortgaged Property or any part thereof (including, without limitation, all laws, regulations, ordinances and requirements relating to environmental issues and hazardous substances) (said laws, regulations, ordinances and requirements hereafter collectively referred to as the "Laws").

4. Taxes. Mortgagor shall pay, before the same becomes delinquent, all taxes, assessments and charges of every nature (collectively, "Taxes") and by whomever assessed that may now or hereafter be levied or assessed against, or that by reason of nonpayment may become a lien upon, the Mortgaged Property, or any part thereof, and, if requested by Mortgagee, Mortgagor shall, prior to the date each Tax would become delinquent by reason of nonpayment, submit to Mortgagee official Tax payment receipts or other evidence acceptable to Mortgagee of the due and punctual payment thereof. Mortgagor shall not claim on demand or be entitled to any credit on account of the Obligations for any part of the taxes paid with respect to the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage.

5. Insurance. In the event Mortgager shall improve the Mortgaged Property thereby constructing buildings or other improvements thereon, then Mortgagor shall carry adequate insurance against all liability and hazards, including without limitation, fire and casualty insurance for the mortgaged property as are usually carried by entities engage in the same or a similar business situated as Mortgagor. In the event of a casualty loss, Mortgagor shall utilize the insurance proceeds to rebuild the premises or apply the proceeds to the outstanding mortgaged sums due pursuant to the terms of this mortgage to satisfy any outstanding indebtedness hereunder. The aforesaid liability insurance shall be in an amount satisfactory to Mortgagee and shall name Mortgagee as an additional insured.

6. Tenant's Compliance with Laws. Mortgagor shall cause all future tenants, if any, under any leases to comply, with all Laws affecting the Mortgaged Property.

7. Right to Inspect and Cure. The Mortgagee shall, upon reasonable advance written notice to Mortgagor, have the right to conduct or have conducted by its agents or contractors, such inspections as the Mortgagee shall deem necessary or advisable from time to time.

8. Estoppel Certificate. Mortgagor will certify, by a writing duly acknowledged, to Mortgagee or to any proposed assignee of this Mortgage, the amount of principal and interest then owing on the Obligations and whether, to Mortgagor's best knowledge, any offsets or defenses exist against the Obligations, within five (5) days after a request therefor is received by Mortgagor.

9. Prohibition on Transfers. Mortgagor shall not at any time (i) sell, assign, transfer, convey, lease with option of sale, or dispose of all or any part of or interest in the Mortgaged Property, or (ii) suffer or permit transfer by operation of law of the Mortgaged Property, or any part thereof or interest therein, without the prior written consent thereto of Mortgagee unless the then remaining balance due under this Mortgage and Notes is satisfied. In the event that the ownership of the Mortgaged Property or any portion thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage, and the indebtedness hereby secured, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or upon the indebtedness hereby secured. No sale of the Mortgaged Property shall operate to release, discharge, modify, change or affect the original liability of Mortgagor herein, either in whole or in part. Any violation of the foregoing limitations shall be deemed an Event of Default hereunder.

10. Reports and Notices. Mortgagor will furnish Mortgagee with copies of reports and notices pertaining to the Mortgaged Property or any portion thereof, its value or its operations, and which are submitted by Mortgagor to, or received by Mortgagor from, any legally constituted authority having jurisdiction of operations conducted on the Mortgaged Property, including, but without limitation, any licensing agency, or which deal with any imposition, condemnation of all or any portion of the Mortgaged Property or default under any mortgage or security agreement encumbering the Mortgaged Property or any portion thereof.

11. Further Assurances. Mortgagor will execute, acknowledge and deliver, at Mortgagor's own cost and expense, all such further acts, deeds, conveyances, assignments, notices of assignment, transfers and assurances as Mortgagee shall form time to time reasonably require for the better granting, bargaining, selling, assigning and conveying to Mortgagee of the Mortgaged Property.

12. Authorization to Make Payments. Mortgagor hereby authorizes Mortgagee or its designee:

a. To pay all taxes or other governmental charges, with all interest costs and charges accruing thereon, which may at any time be or become a lien on the Mortgaged Property, or any portion thereof;

b. To effect any insurance required hereunder and to pay the premiums thereon; provided, however, that none of the above provisions shall be construed as obligatory upon Mortgagee or as making it liable for loss, damage or injury which may result from the non-insurance of the Mortgaged Property, or any portion thereof, or other failure;

c. To incur or pay any claim, lien, encumbrance or other expense in protecting its rights hereunder and the security hereby granted;

d. To do such things as may, in the judgment of Mortgagee, be necessary or advisable in order to perform and observe any present agreement affecting or restricting the use of, or pertaining to, the Mortgaged Property, or any portion thereof, including, without limitation, the making of such repairs and the taking of such steps as Mortgagee deems reasonably necessary to prevent or cure waste and the payment of any reasonable sums and the incurring of reasonable expenses, including attorneys' fees; and

e. To appear or participate in any action or proceeding purporting to affect the security hereof, it being understood that Mortgagee shall have no obligation, expressed or implied, to advance any funds, incur any expense or liability, or take any action authorized by this provision or any other provision of this Mortgage.

13. Definition of Event of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

a. The failure of Mortgagor to make any payments required under the Notes or this Mortgage; or

b. Mortgagor shall fail to perform or observe any other term, covenant, warranty, obligation, provision, representation, or agreement contained in this Mortgage or any other Obligation;

c. Any representation, statement, or warranty made in this Mortgage shall prove to have been false or incorrect in any material respect when made;

d. Mortgagor shall transfer all or a part of the Mortgaged Property in violation of this Mortgage;

e. The holder of any lien shall commence foreclosure proceedings against the Mortgaged Property or any part thereof;

f. Mortgagor shall be insolvent, or shall file a voluntary petition in bankruptcy or a voluntary petition seeking to effect a plan or other arrangement with creditors;

g. Mortgagor shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for itself, or for the Mortgaged Property or any part thereof, or for all or any substantial portion of its other property, or a suit shall be instituted against Mortgagor seeking to establish bankruptcy, insolvency, arrangement, debt adjustment, receivership, sequestration, liquidation or attachment of the Mortgagor, or of the Mortgaged Property or any part thereof, or of all or any substantial portion of its other property which is not dismissed within sixty (60) days thereafter;

h. The Mortgaged Property or any part thereof is taken or damaged by eminent domain, alteration on the grade of any street, or other injury to or decrease in the value of the Mortgaged Property, by reason of any public or quasi-public improvement or condemnation proceeding or any other similar manner ("Condemnation"), regarding such condemnation or proposed condemnation;

i. The Mortgaged Property is materially damaged by any fire or casualty not covered by insurance sufficient to provide for the material restoration thereof;

j. The occurrence of an "Event of Default" under any Loan Document.

14. Rights and Remedies on Default.

a. Acceleration. Upon the occurrence and during the continuance of any Event of Default, in addition to any other rights, powers or remedies conferred herein or by operation of law, the Required Mortgagees, in their sole judgment and discretion, may declare the then unpaid principal balance secured by this Mortgage (the "Principal Balance"), the accrued interest thereon and any other accrued but unpaid portion of the Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Mortgagor. "Required Mortgagees" means any individual Mortgagee or group of Mortgagees where the sum of the principal amount of the Notes then outstanding held by such Mortgagee or Mortgagees aggregates at least sixty percent (60%) of the total principal amount of all of the Notes then outstanding.

b. Foreclosure and Sale. If an Event of Default shall occur and be continuing, Mortgagee shall have the right and option to take possession of the Mortgaged Property and/or proceed with foreclosure and to sell, to the extent and in the manner permitted by applicable law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places, in such manner and upon such notice as may be required by applicable law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Nothing contained in this Section 14(b) shall be construed so as to limit in any way Mortgagee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. Mortgagor hereby irrevocably appoints Mortgagee to be the attorney-in-fact of Mortgagor (coupled with an interest) and in the name and on behalf of Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver, and to do and perform any other acts or things which Mortgagor ought to do and perform under the covenants herein contained and, generally, to use the name of Mortgagor in the exercise of any of the powers hereby conferred on Mortgagee. At any such sale: (a) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Mortgagee to have physically present, or to have constructive possession of, the Mortgaged Property (Mortgagor hereby covenanting and agreeing to deliver to Mortgagee any portion of the Mortgaged Property not actually or constructively possessed by Mortgagee immediately upon demand by Mortgagee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale; (b) each instrument of conveyance executed by Mortgagee shall contain a general warranty of title, binding upon Mortgagor and its successors and assigns; (c) each and every recital contained in any instrument of conveyance made by Mortgagee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment and/or nonperformance of the Obligations and advertisement and conduct of such sale in the manner provided herein and otherwise required by applicable law; (d) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed; (e) the receipt of Mortgagee, or of such other Person or officer making the sale, shall be a sufficient discharge to the purchaser for its purchase money and neither such purchaser nor its assigns or personal representatives shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof; (f) to the fullest extent permitted by applicable law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, estate, claim and demand whatsoever, either at law or in equity (including any statutory or common law right of redemption, which is hereby waived to the fullest extent permitted by applicable law), in and to the property sold in any such event, and such sale shall be a perpetual bar, both at law and in equity, against Mortgagor and any and all other Persons claiming by, through or under Mortgagor; and (g) to the extent and under such circumstances as are permitted by applicable law, Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the then unpaid Obligations to the amount of its bid (in the order of priority set forth in Section 15 hereof) in lieu of cash payment. Each remedy provided in this instrument is distinct from and cumulative with all other rights and remedies provided hereunder or afforded by applicable law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever.

c. Judicial Foreclosure. If any Event of Default shall occur and be continuing, Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the enforcement of any other appropriate legal or equitable remedy.

d. Mortgagee's Agents. If any Event of Default shall occur and be continuing, Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Mortgagee, including the posting of notices and the conduct of sale, but in the name and on behalf of Mortgagee.

e. Receiver. If any Event of Default shall occur and be continuing, Mortgagee may apply for and obtain as a matter of right and without notice to Mortgagor, which notice is hereby expressly waived by Mortgagor, the appointment of a receiver to collect the rents of the Mortgaged Property and to preserve the security hereof, either before or after any foreclosure sale or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, without regard to the value of the Mortgaged Property as security for the amount then due to Mortgagee, or the solvency of any entity or entities, person or persons primarily or secondarily liable for the payment of such amounts; the rents of the Mortgaged Property, in any such event, having heretofore been assigned to Mortgagee pursuant to this Mortgage as additional security for the payment of the Obligations secured hereby. Any money advanced by Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall be subject to the provisions of Section 15 hereof.

f. Uniform Commercial Code Remedies. Mortgagee shall have all of the rights, remedies and recourses with respect to the personalty and the fixtures afforded to it by the applicable UCC, including, without limitation, the right to take possession of the personalty and the fixtures or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the personalty and the fixtures, in addition to, and not in limitation of, the other rights, remedies and recourses afforded by this Mortgage or any other Loan Document.

g. Mortgagees Right to Cure. Mortgagee shall provide Mortgagor with ten (10) days to cure a monetary Event of Default. Mortgagee shall provide Mortgagor with a thirty (30) day time period to cure a non-monetary Event of Default, which period shall begin the date Mortgagor knows or should have known of the existence of such Event of Default, provided, however, that if the cure of the non-monetary Event of Default requires more than thirty (30) days, Mortgagee shall extend the cure period to forty-five (45) days so long as Mortgagor has commenced the cure within the thirty (30) day period, and is diligently pursuing the same.

h. Required Consent of Mortgagee Prior to Election of Remedies. Should an Event of Default continue beyond any and all applicable notice, grace and cure periods as detailed above, Mortgagor shall not proceed with any remedies detailed in this section or otherwise available at law or in equity without first obtaining written consent from the Required Mortgagees. Upon receipt of written consent for the Required Mortgagees, Mortgagee may pursue any and all rights detailed herein or otherwise available at law or in equity.

15. Application of Proceeds. After the occurrence and during the continuance of an Event of Default, the proceeds of any sale of and any other amounts generated by the holding, leasing, operating or other use of the Mortgaged Property shall be applied by Mortgagee (or the receiver, if one is appointed), to the extent that funds are so available therefrom, in accordance with the provisions of the Note Purchase Agreement or, if not so provided, then in the following order of priority, except to the extent otherwise required by applicable law:

        first, to the payment of the reasonable and necessary costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving the same, including reasonable (i) receivers' fees, (ii) court costs, (iii) attorneys' and accountants' fees, (iv) costs of advertisement and title search fees, and (v) the payment of any and all Impositions, liens, security interests or other rights, titles or interests equal or superior to the lien and security interest of this Mortgage (except those to which the Mortgaged Property has been sold subject to and without in any way implying Mortgagee's prior consent to the creation thereof);

        second, to the payment of all amounts other than the Principal Balance and accrued but unpaid interest which may be due to Mortgagee hereunder, under the Note Purchase Agreement, the Notes or the other Loan Documents, together with interest thereon as provided herein;

        third, to the payment of the Obligations in such order and manner as Mortgagee determines in its sole discretion; and

        fourth, to Mortgagor or as otherwise required by any governmental requirement.

Mortgagor shall be liable for any deficiency remaining.

16. Remedies Cumulative. The parties agree and acknowledge that the Mortgagee shall not be permitted to exercise any remedies under this Mortgage until such time as it obtains consent from the Required Mortgagees as detailed above. No remedy herein conferred upon Mortgagee is intended to be exclusive of any other remedy, but every such remedy shall be cumulative and shall be in addition to every other remedy herein conferred or now or hereafter existing at law or in equity or by statute.

17. Delay Not a Waiver. No delay or omission of Mortgagee in exercising any right or remedy arising upon the happening of any Event of Default shall impair any right or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every right and remedy given by this Mortgage to Mortgagee may be exercised upon consent from the Required Mortgagees as detailed above from time to time and as often as may be deemed expedient by Required Mortgagees.

18. Headings. The Section and Clause headings herein are for convenience only and are not to be deemed a part of the agreement between the parties.

19. Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

20. Severability. If any term or provision of this Mortgage or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of the Mortgage shall be valid and be enforced to the fullest extent permitted by law.

21. Successors and Assigns. The word "Mortgagee" as used herein shall be construed as descriptive of Mortgagee named herein, its successors and assigns. The word "Mortgagor" as used herein shall be construed as descriptive of Mortgagor named herein and of any subsequent owner or owners of the Mortgaged Property or any part thereof. All of the covenants and agreements of Mortgagor herein contained shall be binding upon and assumed by the successors and assigns of Mortgagor.

22. Release. Upon full payment of the Obligations and all other amounts secured by this Mortgage, which full payment is acknowledged by Mortgagee to be satisfaction in full of the Loan secured by this Mortgage, this Mortgage shall be null and void; otherwise it shall remain in full force and effect. In the event that this Mortgage shall, pursuant to the terms of this Section become null and void, Mortgagee shall, within a reasonable time after receipt of the written request of Mortgagor therefore, at Mortgagor's sole expense, execute and deliver to Mortgagor a satisfaction of this Mortgage in recordable form and the appropriate termination statements as provided for and by the Uniform Commercial Code.

23. Security Agreement. This Mortgage shall constitute a security agreement to the extent that any of the Property constitute fixtures or other personal property, and Mortgagee shall have all the rights of a secured party under the Uniform Commercial Code as amended from time to time.

24. Governing Law. This Mortgage shall be governed, construed and enforced by and under the laws of the state in which the Mortgage Property is located.

25. Notices. All notices, requests, demands, directions and other communications which may or are required to be given, served or sent by either Mortgagee or Mortgagor to the other shall be given, served or sent by nationally recognized overnight courier or certified mail, return receipt requested, to the address as set forth in the first paragraph of this document unless a party notifies the other of a different address.

26. Payment Of Costs And Expenses. Mortgagor shall immediately reimburse the Mortgagee for all costs and expenses which the Mortgagee may incur by reason of, or arising out of, or in connection with: (a) any Event of Default; (b) any action or proceeding in which the Mortgagee may appear in or commence to protect, preserve, exercise or enforce their rights, remedies or security interests under this Mortgage, or under any document or instrument evidencing the Obligations secured by this Mortgage, or which otherwise relates to the Mortgaged Property, including all appeals therefrom; (c) the performance of any act authorized or permitted hereunder; and (d) the exercise of any other rights or remedies under this Mortgage, or under any document or instrument evidencing the Obligations secured by this Mortgage, or otherwise relating to the protection of the Mortgagee's rights and interest hereunder or under any document or instrument evidencing the Obligations secured hereby, whether or not a suit or proceeding is instituted. Such costs and expenses shall include, without limitation, the fees, charges and expenses of attorneys, expert witnesses, costs and expenses of searching records, examining title and determining rights in, title to, or the value of, the Mortgaged or the boundaries thereof, including title company charges, title insurance premiums, publication costs, and other charges incident thereto, all whether or not a suit or proceeding is instituted, provided that such reimbursable costs and expenses shall not include any costs and expenses incurred by the Mortgagees as a result of its gross negligence or willful misconduct. Mortgagor agrees to and shall pay, immediately and without demand, all sums so expended by the Mortgagee, together with interest from the date of expenditure, at the highest interest rate then payable under the documents and instruments evidencing the Obligations, all of which sums plus interest shall constitute additional indebtedness secured by this Mortgage.

27. Amendment. Any term, covenant, agreement or condition of this Mortgage may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively) by one or more substantially concurrent written instruments signed by Mortgagor and the Required Mortgagees.

28. ACKNOWLEDGEMENT OF RECEIPT OF COPY. MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT IT HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

29. Construction. This Mortgage shall be interpreted and construed with the terms of the Note executed of even date herewith.

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IN WITNESS WHEREOF, Mortgagor and Mortgagee has executed this Mortgage on the date set forth above.

WITNESS: MORTGAGOR:

By:_____________________ By:

Name: Name:

Title:

WITNESS: MORTGAGEE:

By:_____________________ By:

Name: Name:

Title:

CERTIFICATE OF RESIDENCE

I certify that the address of the Mortgagee named in this Mortgage is _____________________________________

By:________________________________

Name:

Title: